T. Rowe Price Multi-Strategy Total Return Fund

Supplement to Prospectus and Summary Prospectus dated January 1, 2025, as amended

IMPORTANT INFORMATION ABOUT THE T. ROWE PRICE MULTI-STRATEGY TOTAL RETURN FUND

On January 23, 2026, all assets of the fund were liquidated. As a result, the fund will be dissolved and is no longer being offered to shareholders for purchase.

The date of this supplement is March 12, 2026.

3/12/26